Exhibit 99.6

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements are based on the separate historical consolidated financial statements of Chubb Limited (Chubb or the Company) and The Chubb Corporation (Chubb Corp) after giving effect to the acquisition of Chubb Corp (acquisition) by Chubb Limited on January 14, 2016 and the assumptions and adjustments described in the accompanying notes to the pro forma consolidated financial statements. The unaudited pro forma consolidated balance sheet as of December 31, 2015 is presented as if the acquisition had occurred on December 31, 2015. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2015 is presented as if the acquisition had occurred on January 1, 2015. The historical consolidated financial statements have been adjusted to reflect factually supportable items that are directly attributable to the acquisition and, with respect to the unaudited pro forma consolidated statements of operations only, expected to have a continuing impact on the results of operations of the combined company.

The preparation of the unaudited pro forma consolidated financial statements and related adjustments required Chubb’s management to make certain assumptions and estimates. The unaudited pro forma consolidated financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma consolidated financial statements;

•	Chubb Limited’s audited historical consolidated financial statements and accompanying notes included in Chubb Limited’s Annual Report on Form 10-K for the year ended December 31, 2015; and

•	Chubb Corp’s audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2015, attached as Exhibit 99.4.

The annual report referred to above is incorporated into this Form 8-K/A.

The acquisition will be accounted for under the acquisition method of accounting for business combinations pursuant to the provisions of Accounting Standards Codification (“ASC”) 805, “Business Combinations,” (“ASC 805”) with Chubb Limited identified as the acquirer. The unaudited pro forma consolidated financial statements set forth below primarily give effect to the following:

•	application of the acquisition method of accounting to reflect the aggregate purchase consideration;

•	the issuance of Chubb Limited common shares to the shareholders of Chubb Corp as a portion of the purchase consideration;

•	the issuance of equity replacement awards to holders of Chubb Corp’s outstanding equity awards;

•	liquidation of certain Chubb Limited investments to fund part of the cash consideration for the acquisition;

•	liquidation of certain Chubb Corp investments to fund part of the cash consideration for the acquisition; and

•	transaction costs in connection with the acquisition.

The unaudited pro forma adjustments, which Chubb Limited believes are reasonable, have been made solely for the purpose of providing unaudited pro forma consolidated financial statements. These preliminary adjustments are based upon available information and assumptions described in the accompanying notes at the time of this filing.

The purchase consideration and fair value of Chubb Corp’s assets and liabilities are based on the actual net tangible and intangible assets of Chubb Corp that existed as of January 14, 2016 (date of the acquisition close). Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill.

The unaudited pro forma consolidated financial statements have been prepared by Chubb Limited management in accordance with Article 11 of Regulation S-X promulgated by the SEC and are not necessarily indicative of the consolidated financial condition or results of operations that might have been achieved had the transaction been completed as of the dates indicated, nor are they meant to be indicative of any anticipated consolidated financial condition or future results of operations that the combined company will experience after the transaction. In addition, the accompanying unaudited pro forma consolidated statements of operations do not include any pro forma adjustments to reflect expected revenue synergies, expected cost savings or restructuring actions that may be achievable, or the impact of any non-recurring activities.

Certain financial information of Chubb Corp, as presented in its historical consolidated financial statements, has been reclassified to conform to the historical presentation in Chubb Limited’s consolidated financial statements, for purposes of preparing the unaudited pro forma consolidated financial statements. Refer to Note 3 of the unaudited pro forma consolidated financial statements for an explanation of these reclassifications.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2015

(in millions)	Historical Chubb Limited	Historical Chubb Corp[1]	Acquisition Adjustments	Ref.	Financing Adjustments	Ref.	Pro Forma As Adjusted
Assets

Investments
Fixed maturities available for sale, at fair value	$43,587	$35,703	$(3,063)	(5a)	$(1,655)	(5v)	$74,572
Fixed maturities held to maturity, at amortized cost	8,430	—	3,063	(5b)	—		11,493
Equity securities, at fair value	497	1,279	—		—		1,776
Short-term investments, at fair value and amortized cost	10,446	4,631	—		(12,664)	(5w)	2,413
Other investments	3,291	1,371	—		—		4,662

Total investments	66,251	42,984	—		(14,319)		94,916
Cash	1,775	57	(14,422)	(5c)	14,319	(5x)	1,729
Securities lending collateral	1,046	—	—		—		1,046
Accrued investment income	513	390	—		—		903
Insurance and reinsurance balances receivable	5,323	2,547	(11)	(5d)	—		7,859
Reinsurance recoverable on losses and loss expenses	11,386	1,657	(132)	(5e)	—		12,911
Reinsurance recoverable on policy benefits	187	—	—		—		187
Deferred policy acquisition costs	2,873	1,281	(1,281)	(5f)	—		2,873
Value of business acquired	395	—	—		—		395
Goodwill and other intangible assets[2]	5,683	467	17,595	(5g)	—		23,745
Prepaid reinsurance premiums	2,082	248	(25)	(5h)	—		2,305
Deferred tax assets	318	197	(515)	(5i)	—		—
Investments in partially-owned insurance companies	653	—	—		—		653
Other assets	3,881	1,020	(54)	(5j)	—		4,847

Total assets	$102,366	$50,848	$1,155		$—		$154,369

Liabilities
Unpaid losses and loss expenses	$37,303	$22,163	$547	(5k)	$—		$60,013
Unearned premiums	8,439	6,520	(25)	(5l)	—		14,934
Future policy benefits	4,807	—	—		—		4,807
Insurance and reinsurance balances payable	4,270	436	(20)	(5m)	—		4,686
Securities lending payable	1,047	—	—		—		1,047
Accounts payable, accrued expenses, and other liabilities	6,205	1,735	310	(5n)	—		8,250
Deferred tax liabilities	—	—	1,079	(5o)	—		1,079
Repurchase agreements	1,404	—	—		—		1,404
Long-term debt	9,447	3,300	460	(5p)	—		13,207
Trust preferred securities	309	—	—		—		309

Total liabilities	73,231	34,154	2,351		—		109,736
Commitments and contingencies
Shareholders’ equity
Common shares	7,833	372	2,916	(5q)	—		11,121
Common shares in treasury	(1,922)	(9,409)	9,409	(5r)	—		(1,922)
Additional paid-in capital	4,481	161	12,078	(5s)	—		16,720
Retained earnings	19,478	25,131	(25,160)	(5t)	24	(5y)	19,473
Accumulated other comprehensive income (AOCI)	(735)	439	(439)	(5u)	(24)	(5z)	(759)

Total shareholders’ equity	29,135	16,694	(1,196)		—		44,633

Total liabilities and shareholders’ equity	$102,366	$50,848	$1,155		$—		$154,369

[1]	Historical Chubb Corp after conforming reclassifications. Refer to Note 3.
[2]	Goodwill and other intangible assets are gross of tax. Acquisition adjustment of $17,595 million is gross of $2,681 million of deferred taxes.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(In millions, except for per share data)	Historical Chubb Limited	Historical Chubb Corp[1]	Acquisition Adjustments	Ref.	Financing Adjustments	Ref.	Pro Forma As Adjusted
Revenues
Net premiums written	$17,713	$12,633	$—		$—		$30,346
Increase in unearned premiums	(500)	(115)	—		—		(615)

Net premiums earned	17,213	12,518	—		—		29,731
Net investment income	2,194	1,262	(262)	(6a)	(191)	(6i)	3,003
Net realized gains (losses):
Other-than-temporary impairment (OTTI) losses gross	(151)	(53)	—		—		(204)
Portion of OTTI losses recognized in other comprehensive income (OCI)	39	—	—		—		39

Net OTTI losses recognized in income	(112)	(53)	—		—		(165)
Net realized gains (losses) excluding OTTI losses	(308)	437	—		—		129

Total net realized gains (losses)	(420)	384	—		—		(36)

Total revenues	18,987	14,164	(262)		(191)		32,698

Expenses
Losses and loss expenses	9,484	6,953	4	(6b)	—		16,441
Policy benefits	543	—	—		—		543
Policy acquisition costs	2,941	2,612	266	(6c)	—		5,819
Administrative expenses	2,270	1,424	(47)	(6d)	—		3,647
Amortization of purchased intangibles	171	—	(64)	(6e)	—		107
Interest expense	300	209	(51)	(6f)	149	(6j)	607
Other (income) expense	(51)	(31)	—		—		(82)
Chubb integration expenses	33	42	(52)	(6g)	—		23

Total expenses	15,691	11,209	56		149		27,105

Income before income tax	3,296	2,955	(318)		(340)		5,593
Income tax expense (benefit)	462	819	(112)	(6h)	(154)	(6k)	1,015

Net income	$2,834	$2,136	$(206)		$(186)		$4,578

Earnings per share
Basic earnings per share	$8.71	$9.26					$9.83

Diluted earnings per share	$8.62	$9.21					$9.73

Weighted average shares outstanding
Basic	325.6	230.7	(90.4)	(8)			465.9
Diluted	328.8	231.9	(90.3)	(8)			470.4

[1]	Historical Chubb Corp after conforming reclassifications. Refer to Note 3.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Pro Forma Presentation

The unaudited pro forma consolidated balance sheet as of December 31, 2015 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 are based on the historical consolidated financial statements of Chubb Limited and Chubb Corp after giving effect to the completion of the acquisition and the assumptions and adjustments described in the accompanying notes. Such pro forma adjustments are (1) factually supportable, (2) directly attributable to the acquisition and (3) with respect to the unaudited pro forma consolidated statements of operations, expected to have a continuing impact on the results of operations of the combined company.

The unaudited pro forma consolidated financial statements were prepared using the acquisition method of accounting in accordance with ASC 805 with Chubb Limited as the acquiring entity. Under ASC 805, all of Chubb Corp’s assets acquired and liabilities assumed were recognized at their fair values as of the acquisition date.

The identifiable finite lived intangible assets include the value of future profits in the unearned premium reserves (“UPR”), agency distribution relationships and renewal rights, and internally developed technology. The identifiable indefinite lived intangible assets represent the Chubb Corp trademark, licenses, and syndicate capacity, which are not amortized, but will be subject to periodic impairment testing and are subject to the same risks and uncertainties noted for the identifiable finite lived intangible assets. In addition, unpaid losses and loss expenses represent the fair value of Chubb Corp’s reserve balance. Goodwill represents the excess of the purchase price over the estimated fair value of Chubb Corp’s assets and liabilities, including the fair value of the estimated identifiable finite and indefinite lived intangible assets. Goodwill will not be amortized, but will be subject to periodic impairment testing.

The unaudited pro forma consolidated financial statements are presented solely for informational purposes and are not necessarily indicative of the consolidated financial condition or results of operations that might have been achieved had the transaction been completed as of the dates indicated, nor are they meant to be indicative of any anticipated consolidated financial condition or future results of operations that the combined consolidated company will experience after the transaction. In addition, the accompanying unaudited pro forma consolidated statements of operations do not reflect expected revenue synergies or dis-synergies, expected cost savings or restructuring actions that may be achievable or the impact of any non-recurring activity.

2.	Accounting Policies

As part of preparing the unaudited pro forma consolidated financial statements, Chubb Limited conducted a review of the accounting policies of Chubb Corp to determine if differences in accounting policies require restatement or reclassification of results of operations or reclassification of assets or liabilities to conform to Chubb Limited’s accounting policies and classifications. During the preparation of these unaudited pro forma consolidated financial statements, Chubb Limited did not become aware of any material differences between accounting policies of Chubb Limited and Chubb Corp, except for certain reclassifications necessary to conform to Chubb Limited’s financial presentation, and accordingly, these unaudited pro forma consolidated financial statements do not assume any material differences in accounting policies between Chubb Limited and Chubb Corp. The results of this review are included in Note 3.

3.	Historical Chubb Corp Conforming Adjustments

Financial information of Chubb Corp in the “Historical Chubb Corp” column of the unaudited pro forma consolidated financial statements represents the historical reported balances of Chubb Corp reclassified to conform to the historical presentation in Chubb Limited’s consolidated financial statements as set forth below (in millions of U.S. dollars). Unless otherwise indicated, defined line items included in the notes have the meanings given to them in the historical financial statements of Chubb Corp.

Reclassification of the Unaudited Consolidated Pro Forma Balance Sheet as of December 31, 2015

(in millions)	Before Reclassification	Reclassification Amount	Ref.	After Reclassification
Assets:
Insurance and reinsurance balances receivable	$2,525	$22	1	$2,547
Reinsurance recoverable on losses and loss expenses	1,515	142	1	1,657
Other assets	1,184	(164)	1	1,020
Liabilities:
Accrued expenses and other liabilities	$2,040	$(2,040)	2	$—
Insurance and reinsurance balances payable	—	436	2	436
Accounts payable, accrued expenses, and other liabilities	—	1,735	2,3	1,735
Dividend payable to shareholders	131	(131)	3	—

[1]	Adjustments to reclassify the receivable on high deductible policies and the reinsurance recoverable on paid losses and loss expenses classified within “Other assets” to “Insurance and reinsurance balances receivable” and “Reinsurance recoverable on losses and loss expenses,” respectively, to conform with Chubb Limited presentation.
[2]	Adjustment to disaggregate “Accrued expenses and other liabilities” into “Insurance and reinsurance balances payable” of $436 million and “Accounts payable, accrued expenses, and other liabilities” of $1,604 million to conform with Chubb Limited presentation.
[3]	Adjustment to reclassify the balance of “Dividend payable to shareholders” to “Accounts payable, accrued expenses, and other liabilities” to conform with Chubb Limited presentation.

Reclassification of the Unaudited Consolidated Pro Forma Statement of Operations for the Year Ended December 31, 2015

(in millions)	Before Reclassification	Reclassification Amount	Ref.	After Reclassification
Net investment income	$1,322	$(60)	1, 5	$1,262
Other (income) expense	—	(31)	1, 2, 3, 4, 6, 7	(31)
Other revenues	7	(7)	2	—
Net realized gains (losses) excluding OTTI losses	468	(31)	3	437
Other insurance operating costs and expenses	1,387	(1,387)	4	—
Policy acquisition costs	2,593	19	4	2,612
Administrative expenses	—	1,424	4, 6	1,424
Investment expenses	48	(48)	5	—
Corporate expenses	315	(315)	6	—
Interest expense	—	209	6	209
Other expenses	11	(11)	7	—
Chubb integration expenses	—	42	6	42

[1]	Adjustment to reclassify components of “Net investment income” of $12 million related to partially owned entities (POCI) which are investments where the Company holds more than an insignificant percentage of the investee’s shares to “Other (income) expense” to conform with Chubb Limited presentation.
[2]	Adjustment to reclassify the balance of “Other revenues” to “Other (income) expense” to conform with Chubb Limited presentation.
[3]	Adjustment to reclassify components of “Net realized gains (losses) excluding OTTI losses” of $31 million to “Other (income) expense” related to POCI to conform with Chubb Limited presentation.
[4]	Adjustment to disaggregate “Other insurance operating costs and expenses” into “Administrative expenses” of $1,359 million, “Policy acquisition costs” of $19 million and “Other (income) expense” of $9 million to conform with Chubb Limited presentation.
[5]	Adjustment to reclassify the balance of “Investment expenses” of $48 million to “Net investment income” to conform with Chubb Limited presentation.
[6]	Adjustment to disaggregate “Corporate expenses” into “Interest expense” of $209 million, “Other (income) expense” of ($1 million), “Chubb integration expenses” of $42 million, and “Administrative expenses” of $65 million to conform with Chubb Limited presentation.
[7]	Adjustment to reclassify the balance of “Other expenses” to “Other (income) expense” to conform with Chubb Limited presentation.

4.	Purchase Consideration

Upon completion of the merger, each Chubb Corp common share (other than the exception shares defined in the merger agreement) was canceled and converted, in accordance with the procedures set forth in the merger agreement, into the right to receive (i) 0.6019 of a Chubb Limited common share and (ii) $62.93 in cash. In addition, in accordance with the merger agreement, replacement equity awards were issued by Chubb Limited to the holders of Chubb Corp’s outstanding stock-based awards (stock options, restricted stock units, deferred stock units, deferred unit obligations and performance units).

The purchase consideration has been calculated using the number of Chubb Corp’s common shares outstanding and outstanding equity based awards and the closing price of Chubb Limited’s common shares as of January 14, 2016.

(in millions, except share price data)
Purchase consideration
Chubb Limited common shares
Chubb Corp common shares outstanding	228
Per share exchange ratio	0.6019

Common shares issued by Chubb Limited	137
Common share price of Chubb Limited as of January 14, 2016	$111.02

Fair value of common shares issued by Chubb Limited to common shareholders of Chubb Corp	$15,204

Cash consideration
Chubb Corp common shares outstanding	228
Agreed cash price per share paid to common shareholders of Chubb Corp	$62.93

Cash consideration paid by Chubb Limited to common shareholders of Chubb Corp	$14,319

Stock-based awards
Fair value of equity awards issued(1)	$323

Fair value of purchase consideration	$29,846

Preliminary estimate of assets acquired and (liabilities) assumed
Cash	$—
Investments	42,984
Accrued investment income	390
Insurance and reinsurance balances receivable	2,536
Reinsurance recoverable on losses and loss expenses	1,525
Indefinite lived intangible assets	2,860
Finite lived intangible assets	4,795
Prepaid reinsurance premiums	223
Other assets	957
Unpaid losses and loss expenses	(22,710)
Unearned premium	(6,495)
Insurance and reinsurance balances payable	(416)
Accounts payable, accrued expenses, and other liabilities	(2,053)
Deferred tax liabilities	(1,397)
Long-term debt	(3,760)

Total identifiable net assets acquired	19,439

Goodwill	10,407

Purchase price	$29,846

(1)	The estimated fair value of the replacement equity awards is $525 million, of which $323 million is attributable to service periods prior to the acquisition and is included in the purchase consideration.

Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805. The preliminary allocation to intangible assets is as follows:

(in millions)	December 31, 2015
UPR	$1,550
Agency distribution relationships and renewal rights	3,150
Internally developed technology	95
Trademark	2,850
Syndicate capacity	10

Total identified intangible assets	$7,655

The expected amortization related to the preliminary fair value of the acquired finite lived intangible assets for the five years following the acquisition is reflected in the table below:

(in millions)	Estimated remaining useful life (years)	Year following the acquisition
		Year 1	Year 2	Year 3	Year 4	Year 5	Thereafter
Policy acquisition costs:
UPR	1	$1,550	$—	$—	$—	$—	$—
Amortization of purchased intangibles:(1)
Agency distribution relationships and renewal rights	24	133	293	320	279	239	1,886
Internally developed technology	3	32	32	31	—	—	—
Benefit of the fair value adjustment to unpaid losses and loss expenses	17	(229)	(150)	(95)	(58)	(33)	(105)

Total expected amortization, pre-tax		$1,486	$175	$256	$221	$206	$1,781

Total expected amortization, after-tax		$966	$114	$166	$144	$134	$1,158

(1)	Classified as corporate expenses.

The UPR amortization above will be allocated to each segment as follows, $830 million to the North America Commercial P&C Insurance segment, $520 million to the North America Personal P&C Insurance segment, and $200 million to the Overseas General Insurance segment. In addition, at this time we expect the elimination of the historical deferred acquisition costs associated with purchase accounting to be $1,375 million based on the expected opening balance sheet valuation at January 15, 2016. We expect these to be allocated to each segment as follows, $735 million to the North America Commercial P&C Insurance segment, $450 million to the North America Personal P&C Insurance segment, and $190 million to the Overseas General Insurance segment.

5.	Unaudited Pro Forma Consolidated Balance Sheet Adjustments

Adjustments included in the “Acquisition Adjustments” column in the accompanying unaudited pro forma consolidated balance sheet as of December 31, 2015 are as follows:

Acquisition Adjustments

(in millions)		Increase (decrease) as of December 31, 2015
Assets:
(5a)	Adjustment to classify certain securities from fixed maturities available for sale to fixed maturities held to maturity for which we have the intent and ability to hold to maturity	$(3,063)
(5b)	Adjustment to classify certain securities from fixed maturities available for sale to fixed maturities held to maturity for which we have the intent and ability to hold to maturity	3,063

(5c)	Adjustments to cash:
	To reflect the cash consideration paid by Chubb Limited to Chubb Corp common shareholders to effect the acquisition funded by available cash resources	(14,319)
	To reflect the transaction costs to be paid by Chubb Limited	(46)

(in millions)		Increase (decrease) as of December 31, 2015
	To reflect the transaction costs to be paid by Chubb Corp	(57)

		(14,422)

(5d)	Adjustment to eliminate intercompany transactions between Chubb Limited and Chubb Corp related to insurance and reinsurance balances receivable	(11)
(5e)	Adjustment to eliminate intercompany transactions between Chubb Limited and Chubb Corp related to reinsurance recoverable on losses and loss expenses	(132)
(5f)	Adjustment to eliminate Chubb Corp’s deferred acquisition costs recorded at December 31, 2015	(1,281)
(5g)	Adjustments to goodwill and other intangible assets:
	Eliminate Chubb Corp’s historical goodwill	(467)
	To record preliminary goodwill determined as the consideration paid to effect the acquisition in excess of the estimated fair value of the net assets acquired	10,407
	To record finite lived intangible assets acquired	4,795
	To record indefinite lived intangible assets acquired	2,860

		17,595

(5h)	Adjustment to eliminate intercompany transactions between Chubb Limited and Chubb Corp related to prepaid reinsurance premiums	(25)
(5i)	Adjustments to deferred tax assets: Adjustment to reclassify Chubb Limited’s and Chubb Corp’s historical deferred tax assets of $318 million and $197 million, respectively, and deferred tax assets generated from purchase accounting of $563 million to deferred tax liability	(1,078)
	To eliminate the existing deferred tax asset associated with equity awards of Chubb Corp	(63)
	To eliminate Chubb Corp’s historical deferred tax asset associated with deferred rent liability	(3)
	To record deferred tax asset associated with replacement equity awards (excluding incentive stock options)	109
	To record deferred tax asset associated with the fair value adjustment of Chubb Corp’s long-term debt	161
	To record an adjustment to reflect updated assumptions relative to Chubb Corp’s non-contributory defined benefit pension plans	124
	To reflect deferred tax asset associated with an increase in unpaid loss and loss expenses	235

		(515)

(5j)	Adjustments to other assets:
	To eliminate historical Chubb Corp internally developed technology	(38)
	To eliminate Chubb Corp deferred rent asset	(21)
	To reflect income tax effect of transaction costs	19
	To eliminate historical Chubb deferred financing costs	(14)

		(54)

	Total adjustments to assets	$1,155

Liabilities:
(5k)	Adjustments to unpaid losses and loss expenses:
	To eliminate intercompany transactions between Chubb Limited and Chubb Corp related to unpaid loss and loss expenses	$(123)
	To record unpaid losses and loss adjustment expenses at fair value, reflecting an increase for a market based risk margin partially offset by a discount used to present value the unpaid losses and loss adjustment expenses	670

		547

(5l)	Adjustment to eliminate intercompany transactions between Chubb Limited and Chubb Corp related to unearned premiums	(25)
(5m)	Adjustment to eliminate intercompany transactions between Chubb Limited and Chubb Corp related to insurance and reinsurance balances payable	(20)

(in millions)		Increase (decrease) as of December 31, 2015
(5n)	Adjustments to accounts payable, accrued expenses, and other liabilities:
	Adjustment to eliminate the historical unamortized discount of Chubb deferred financing costs	8
	Adjustment to eliminate Chubb Corp accrued liability related to transaction costs	(14)
	Adjustment to eliminate Chubb Limited accrued liability related to transaction costs	(8)
	Adjustment to eliminate Chubb Corp deferred rent liability	(29)
	To record an adjustment to reflect updated assumptions relative to Chubb Corp’s non-contributory defined benefit pension plans	353

		310

(5o)	Adjustments to deferred tax liabilities:
	Adjustment to reclassify Chubb Limited’s and Chubb Corp’s historical deferred tax assets of $318 million and $197 million, respectively, and deferred tax assets generated from purchase accounting of $563 million to deferred tax liability	(1,078)
	To eliminate deferred tax liability associated with the transfer of available for sale securities to held to maturity classification	(63)
	To eliminate Chubb Corp’s historical deferred tax liability associated with deferred policy acquisition costs	(448)
	Adjustment to eliminate the deferred tax liability relating to Chubb Corp’s internally developed technology	(13)
	Adjustment to record the deferred tax liabilities for the intangible assets being acquired	2,681

		1,079

(5p)	To record the fair value adjustment in relation to Chubb Corp’s existing long-term debt that was assumed by Chubb Limited in the transaction	460

	Total adjustments to liabilities	$2,351

Shareholders’ equity:
(5q)	Adjustments to common shares:
	To record the par value (CHF 24.15 converted to USD) of Chubb Limited common shares issued as part of the consideration to effect the acquisition	$3,288
	To reflect the elimination of the par value of Chubb Corp’s common shares outstanding	(372)

		2,916

(5r)	Adjustment to eliminate Chubb Corp’s historical common shares in treasury	9,409
(5s)	Adjustments to additional paid-in capital:
	To reflect additional paid-in capital from Chubb Limited common shares issued as part of the consideration paid to effect the acquisition	11,916
	To reflect additional paid-in capital from the replacement equity awards	323
	To eliminate Chubb Corp’s historical additional paid-in capital	(161)

		12,078

(5t)	Adjustments to retained earnings:
	To reflect the elimination of Chubb Corp’s historical retained earnings	(25,131)
	To reflect transaction costs to be paid by Chubb Limited, net of tax	(29)

		(25,160)

(5u)	Adjustment to eliminate Chubb Corp’s historical accumulated other comprehensive income	(439)

	Total adjustments to shareholders’ equity	$(1,196)

	Total adjustments to liabilities and shareholders’ equity	$1,155

Adjustments included in the “Financing Adjustments” column in the accompanying unaudited pro forma consolidated balance sheet as of December 31, 2015 are as follows:

Financing Adjustments

(in millions)		Increase (decrease) as of December 31, 2015
Assets:
(5v)	To reflect the fixed maturity investment (available for sale) sale to fund the portion of the cash consideration paid to effect the acquisition	$(1,655)
(5w)	To reflect the short-term investment sale to fund the portion of the cash consideration paid to effect the acquisition	(12,664)
(5x)	To reflect the cash inflow from the investment sale to fund part of the cash consideration paid to effect the acquisition	14,319

	Total adjustments to assets	$—

Shareholders’ equity:
(5y)	To realize the gains/losses that were previously presented in accumulated other comprehensive income	$24
(5z)	To eliminate accumulated other comprehensive income related to unrealized gains/losses from the investment sale to fund part of the cash consideration paid to effect the acquisition	(24)

	Total adjustments to shareholders’ equity	$—

	Total adjustments to liabilities and shareholders’ equity	$—

6.	Unaudited Pro Forma Consolidated Statements of Operations Adjustments

Adjustments included in the “Acquisition Adjustments” column in the accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 are as follows:

Acquisition Adjustments

(in millions)		Increase (decrease) for the year ended December 31, 2015
Revenues:
(6a)	Adjustment to net investment income to amortize the fair value adjustment to Chubb’s investments	$(262)

	Total adjustment to revenues	$(262)

Expenses:
(6b)	Adjustments to losses and loss expenses to reflect the change in stock-based compensation expense for the replacement equity awards issued in connection with the acquisition	$4
(6c)	Adjustments to policy acquisition costs:
	Adjustment to eliminate Chubb’s historical policy acquisition costs incurred in 2015	(1,284)
	Adjustment to amortize UPR intangible asset	1,550

		266

(6d)	Adjustments to administrative expenses: Adjustment to record incremental stock-based compensation expense for replacement awards issued in connection with the acquisition	23
	To record adjustment in relation to Chubb Corp’s historical amortization of net actuarial loss and prior service cost and other related to the pension obligation that was assumed by Chubb Limited in the transaction	(70)

		(47)

(in millions)		Increase (decrease) for the year ended December 31, 2015
(6e)	Adjustment to amortize certain identifiable finite lived intangible assets (agency distributor relationships, renewal rights and internally developed technology) and the difference between the estimated fair value and the historical value of Chubb Corp’s unpaid losses and loss expenses	(64)
(6f)	To reflect interest expense as a result of the fair value adjustment related to Chubb Corp’s historical long-term debt assumed by Chubb Limited in the transaction	(51)
(6g)	To reverse transaction costs that have been incurred by Chubb Limited and Chubb Corp in connection with the acquisition	(52)

	Total adjustments to expenses	$56

(6h)	Adjustment to reflect the income tax impact on the unaudited pro forma adjustments using the U.S. statutory tax rate of 35%	(112)

	Total adjustments to net income	$(206)

Adjustments included in the “Financing Adjustments” column in the accompanying unaudited pro forma combined statement of operations for the year ended December 31, 2015 are as follows:

Financing Adjustments

(in millions)		Increase (decrease) for the year ended December 31, 2015
Revenues:
(6i)	Adjustment to reflect the impact on historical net investment income based on the average annual yield of the investments which were sold to fund part of the cash consideration paid to effect the acquisition	$(191)

	Total adjustment to revenues	$(191)

Expenses:
(6j)	To record the additional ten months of interest expense on the $5.3 billion new debt raised in November 2015 to fund part of the consideration paid to effect the acquisition	$149

	Total adjustment to expenses	$149

(6k)	Adjustment to reflect the income tax impact on the financing pro forma adjustments and the impact related to the financing structure	$(154)

	Total adjustment to net income	$(186)

7.	Earnings per Share

The unaudited pro forma consolidated basic and diluted earnings per share calculations are based on Chubb Limited’s consolidated basic and diluted weighted average number of shares. The pro forma weighted average number of shares outstanding reflects the following adjustments assumed to occur on January 1, 2015:

•	elimination of Chubb Corp historical common shares;

•	the estimated issuance of Chubb Limited common shares to Chubb Corp common shareholders, calculated using the 0.6019 exchange ratio based on Chubb Corp’s common stock outstanding as of December 31, 2015; and

•	the effects of the replacement equity awards issued to the holders of Chubb Corp’s outstanding stock awards.

The following represents earnings per share as of December 31, 2015:

(in millions, except per share data)	Historical Chubb Limited	Historical Chubb Corp	Pro Forma
Numerator:
Net income	$2,834	$2,136	$4,578
Denominator:
Denominator for basic earnings per share:
Weighted-average shares outstanding	325.6	230.7	465.9
Denominator for diluted earnings per share:
Share-based compensation plans	3.2	1.2	4.5
Weighted-average shares outstanding and assumed conversions	328.8	231.9	470.4
Basic earnings per share	$8.71	$9.26	$9.83
Diluted earnings per share	$8.62	$9.21	$9.73